Debt Obligations (Tables)	9 Months Ended
Sep. 30, 2013
Debt Obligations
Schedule of debt obligations

	September 30,	December 31,
	2013	2012
	(in thousands)

Senior notes due 2021	$200,000	$—
Senior secured term notes due 2017, net	—	122,729
$75.0 million unsecured revolving credit facility	—	—
$10.0 million secured revolving credit facility	—	—
Total debt obligations	$200,000	$122,729